Quarterly Holdings Report
for

Fidelity® Disruptive Finance Fund

August 31, 2020

DSF-QTLY-1020
1.9897383.100

Schedule of Investments August 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
CONSUMER DISCRETIONARY - 1.5%
Internet & Direct Marketing Retail - 1.5%
MercadoLibre, Inc. (a)	291	$340,060
FINANCIALS - 59.8%
Banks - 11.3%
DBS Group Holdings Ltd.	45,425	696,792
DNB ASA	46,811	749,872
Signature Bank	5,462	529,978
Skandiabanken ASA (b)	34,855	268,923
TCS Group Holding PLC GDR	10,305	252,988
		2,498,553
Capital Markets - 24.1%
Apollo Global Management LLC Class A	10,987	514,961
Avanza Bank Holding AB	24,843	490,553
BlackRock, Inc. Class A	1,775	1,054,687
Brookfield Asset Management, Inc. Class A	7,857	265,095
Cboe Global Markets, Inc.	3,354	307,864
Moelis & Co. Class A	15,798	504,114
MSCI, Inc.	827	308,694
SEI Investments Co.	11,173	585,018
Tradeweb Markets, Inc. Class A	5,286	302,835
Virtu Financial, Inc. Class A	38,653	998,407
		5,332,228
Consumer Finance - 10.0%
Ally Financial, Inc.	27,570	630,802
Capital One Financial Corp.	15,839	1,093,366
First Cash Financial Services, Inc.	7,976	476,566
		2,200,734
Insurance - 11.4%
Arch Capital Group Ltd. (a)	17,776	560,655
Arthur J. Gallagher & Co.	6,166	649,280
BRP Group, Inc. (a)	40,423	1,112,037
Hiscox Ltd.	19,363	205,360
		2,527,332
Thrifts & Mortgage Finance - 3.0%
NMI Holdings, Inc. (a)	25,143	431,202
Pennymac Financial Services, Inc.	4,532	238,927
		670,129

TOTAL FINANCIALS		13,228,976

INDUSTRIALS - 4.0%
Professional Services - 4.0%
Equifax, Inc.	3,438	578,512
Verisk Analytics, Inc.	1,617	301,845
		880,357
INFORMATION TECHNOLOGY - 29.7%
IT Services - 29.7%
Black Knight, Inc. (a)	7,275	611,828
Fidelity National Information Services, Inc.	7,934	1,196,844
Global Payments, Inc.	6,307	1,113,942
MasterCard, Inc. Class A	3,884	1,391,209
Network International Holdings PLC (b)	38,702	193,695
PayPal Holdings, Inc. (a)	3,739	763,279
Visa, Inc. Class A	6,122	1,297,803
		6,568,600
REAL ESTATE - 2.3%
Equity Real Estate Investment Trusts (REITs) - 2.3%
Alexandria Real Estate Equities, Inc.	1,515	255,096
American Homes 4 Rent Class A	9,211	263,803
		518,899
TOTAL COMMON STOCKS
(Cost $19,498,340)		21,536,892

Money Market Funds - 1.3%
Fidelity Cash Central Fund 0.12% (c)
(Cost $296,013)	295,954	296,013
TOTAL INVESTMENT IN SECURITIES - 98.6%
(Cost $19,794,353)		21,832,905
NET OTHER ASSETS (LIABILITIES) - 1.4%		304,470
NET ASSETS - 100%		$22,137,375

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $462,618 or 2.1% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$144
Total	$144

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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